Defined Asset Funds(R)
Select Series
2000
J

Income & Growth
Quantitative Research

IRA Ideal!

The Select
S&P Industrial
Portfolio

Take Indexing to Another Level...

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Indexing -- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(R)
Select S&P Industrial
Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of capital appreciation potential and current dividend income.

This value-oriented Portfolio seeks total return through a contrarian strategy of selecting 15 Index stocks, with high dividend yields.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At that time, you can roll your proceeds into the next Portfolio (if available) at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio - 2000 Series J+

                                              Ticker              Current
         Name of Issuer                       Symbol          Dividend Yield++

1.       UST, Inc.                             UST                6.94%
2.       Raytheon Company (Class B)           RTN/B               4.21
3.       Genuine Parts Company                 GPC                4.19
4.       ConAgra, Inc.                         CAG                3.63
5.       The May Department Stores Company     MAY                2.68
6.       Newell Rubbermaid, Inc.               NWL                2.68
7.       Hershey Foods Corporation             HSY                2.43
8.       Emerson Electric Company              EMR                2.38
9.       Air Products and Chemicals, Inc.      APD                2.34
10.      Albertson's, Inc.                     ABS                2.23
11.      Bestfoods                             BFO                2.20
12.      Pitney Bowes, Inc.                    PBI                2.10
13.      American Home Products Corporation    AHP                2.08
14.      Abbott Laboratories                   ABT                2.01
15.      Textron, Inc.                         TXT                1.94

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.*

+    Initial date of deposit -- January 19, 2000.

++ Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on January 18, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

          Series From Inception Through
                     12/31/99
           (including annual rollovers)        Most Recently Completed Portfolio

Inception     Series     Return        Period           Series     Return

1/22/97          A        8.02%    2/9/98-3/19/99          A        5.92%
2/24/97          B        7.91     3/23/98-4/23/99         B        6.13
4/21/97          C        9.72     4/27/98-6/4/99          C       12.29
6/9/97           D        1.32     6/15/98-7/23/99         D        7.93
7/21/97          E        0.99     7/27/98-8/27/99         E        1.39
9/8/97           F        7.51     9/14/98-10/15/99        F       -1.91
10/20/97         G        2.73     10/26/98-12/3/99        G        5.03
12/2/97          H       -0.30     12/2/97-1/8/99          H       17.47
1/8/98           J       -1.21     1/8/98-2/8/99           J       10.13

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and reduced sales charge on annual rollovers.

Avoid the teachings of speculators whose judgments are not confirmed by experience.
LEONARDO DA VINCI

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index* that includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from "A+" for the highest ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Hypothetical Past Performance of the Strategy (not any Portfolio)

       Growth of $10,000 Invested Over 25 Years-- 1/1/75 Through 12/31/99

Strategy(ss)..........$566,204               S&P 500 Index.............$508,254
DJIA..................$477,202               S&P Industrial Index......$524,342

       Growth of $10,000 Invested Over 27 Years-- 1/1/73 Through 12/31/99

[A mountain chart compares the hypothetical past performance of the Strategy (ochre), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (purple), and the S&P Industrial Index (green) from 1/1/73 through 12/31/99. An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"(ss)). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/99. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 12/31/99. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($431,122), the ending value of the DJIA ($318,656), the ending value of the S&P 500 Index ($318,932), and the ending value of the S&P Industrial Index ($328,907).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 10, the S&P 500 Index in 11 and the S&P Industrial Index in 10 of the last 27 years.

Annual Total Returns

                                                        S&P
                                         S&P 500     Industrial
Year      Strategy(ss)       DJIA         Index        Index

1973        -20.13%         -13.12%      -14.66%      -14.61%
1974         -5.35          -23.14       -26.47       -26.54
1975         40.63           44.40        36.92        36.78
1976         30.89           22.72        23.53        22.59
1977         -6.53          -12.71        -7.19        -8.20
1978          6.06            2.69         6.39         7.50
1979         26.47           10.52        18.02        18.40
1980         18.23           21.41        31.50        32.98
1981          7.67           -3.40        -4.83        -6.69
1982         25.87           25.79        20.26        20.14
1983         24.72           25.68        22.27        22.79
1984         12.34            1.06         5.95         4.09
1985         29.98           32.78        31.43        30.08
1986         28.78           26.91        18.37        18.54
1987          2.52            6.02         5.67         9.13
1988         42.04           15.95        16.58        15.80
1989         35.40           31.71        31.11        29.30
1990          0.96           -0.57        -3.20        -0.84
1991         27.06           23.93        30.51        30.39
1992         11.50            7.34         7.67         5.63
1993          2.28           16.72         9.97         8.90
1994         11.41            4.95         1.30         3.75
1995         36.68           36.48        37.10        34.26
1996         12.25           28.57        22.69        22.70

1997         33.34           24.78        33.10        30.80
1998         15.10           18.00        28.34        33.43
1999        -13.10           27.01        20.89        25.66
Average      14.96%          13.68%       13.68%       13.81%

Average Annual Total Returns

For periods ending        3         5         10        15        20        25
12/31/99                 year      year      year      year      year      year

Strategy(ss)             9.80%    15.23%    12.69%    17.28%    17.34%    17.52%
DJIA                    23.20%    26.83%    18.19%    19.52%    17.95%    16.72%
S&P 500 Index           27.34%    28.28%    18.07%    18.78%    17.64%    17.02%
S&P Industrial Index    29.92%    29.29%    18.75%    19.26%    17.86%    17.16%

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

Defined Asset Funds(R)
Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS
Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Multinational Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Standard & Poor's Industry Turnaround Portfolio

Standard & Poor's Intrinsic Value Portfolio

Concept Series

Baby Boom Economy Portfolios [SM]
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

Defined Asset Funds--
Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease or that the Portfolio will outperform the Indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Stocks are chosen for characteristics such as value and quality, which may be at odds with those of the stocks driving the market at a given time.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%, deducted over the last ten months of the Portfolio.

                                  As a % of Public             Amount Per
                                  Offering Price               1,000 Units

Initial Sales Charge                  1.00%                       $10.00
Deferred Sales Charge                 1.50%                       $15.00
                                  ================             ===========
Maximum Sales Charge                  2.50%                       $25.00

Creation and Development Fee
(as a % of net assets)                0.250%                       $2.48

Estimated Annual Expenses
(as a % of net assets)                0.215%                       $2.13

Estimated Organization Costs                                       $1.39

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                                        Total Sales Charge
Amount                                                       as a % of
Purchased                                              Public Offering Price

Less than $50,000                                              2.50%
$50,000 to $99,999                                             2.25%
$100,000 to $249,999                                           1.75%
$250,000 to $999,999                                           1.50%
$1,000,000 or more                                             0.75%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

11579BR-1/00

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(C)2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.